Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Barry Cinnamon, the President and Chief Executive Officer of Akeena Solar, Inc., and David Wallace, the Chief Financial Officer of Akeena Solar, Inc., each certifies, to his knowledge, that:
1.	the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 of Akeena Solar, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Akeena Solar, Inc.

Dated: November 14, 2006	/s/ Barry Cinnamon
Barry Cinnamon
President & Chief Executive Officer

/s/ David “Lad” Wallace
David “Lad” Wallace
Chief Financial Officer